                                                                   EXHIBIT 10.38

                            SHAREHOLDERS' AGREEMENT
                            -----------------------

     THIS SHAREHOLDERS' AGREEMENT ("Agreement") is made and entered into as of this 12th day of February, 1999, by and among each of the individuals and the entities listed on Schedule I hereto (individually a "Shareholder" and collectively the "Shareholders"), Telefonos de Mexico, S.A. de C.V., a corporation organized under the laws of Mexico ("Telmex"), and Topp Telecom, Inc., a Florida corporation (the "Corporation").

                            Preliminary Statements
                            ----------------------

     A. The Corporation has (after giving effect to the filing of the Articles of Amendment) authorized capital of 5,000,000 shares of Voting Common Stock and 5,000,000 shares of Non-Voting Common Stock.

     B. This Agreement is entered into in connection with that certain Purchase Agreement, dated as of the date hereof (the "Acquisition Agreement"), among the Corporation, certain of the Shareholders and Inmobiliaria Aztlan, S.A. de C.V. ("Telmex Investor"), a wholly owned subsidiary of Telefonos de Mexico, S.A. de C.V. ("Telmex"), whereby Telmex Investor has purchased a controlling interest in the Corporation.

     C. After giving effect to the consummation of the Acquisition Agreement, the Corporation shall have issued shares of Common Stock to the Shareholders as set forth on Schedule I.

     D. This Agreement shall amend and replace all Prior Shareholders'
Agreements.

     E. The Corporation and the Shareholders believe that it would be in the best interest of the Corporation to place certain restrictions upon the right of transfer of the Shareholder Stock.

     F. The directors of the Corporation, having considered the provisions of this Agreement, have resolved that in their opinion the restrictions upon the transfer of the Shareholders' Stock, the provisions for the redemption and/or purchase of certain of the Shareholders' Stock and the establishment of rights and obligations upon the occurrence of certain events, all as hereinafter set forth, are in the best interest of the Corporation and the Shareholders.

                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Shareholder and the Corporation agree as follows:

                                  ARTICLE ONE

                        Definitions and Interpretation
                        ------------------------------

     1.1  Definitions.  As used herein, the following terms when used in this
          -----------
Agreement have the meanings set forth below:

     "Acquisition Agreement" shall have the meaning given to it in the
      ---------------------
Preliminary Statements to this Agreement.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations
      ---------
promulgated under the Securities Exchange Act of 1934, as amended; provided, that, for purposes of Section 7.1, neither Southwestern Bell nor France Telecom shall be deemed an Affiliate of the Telmex Investor or Telmex.

     "Agreement" means this Shareholders' Agreement and all exhibits and
      ---------
schedules hereto.

     "Approved Sale" shall have the meaning given to it in Section 4.1 of this
      -------------
Agreement.

     "Articles of Amendment" shall mean the Articles of Amendment to Articles of
      ---------------------
Incorporation of the Corporation filed (or to become effective) on the date hereof.

     "Block Sale" shall mean a sale by Topp or CellStar after a Qualified Public
      ----------
Offering of more than 50% of such Shareholder's Stock (representing at least 1% of the Corporation's then outstanding Common Stock) in a private sale to an independent third party (excluding sales for estate or tax planning purposes) not pursuant to Rule 144 under the Securities Act or as a result of the exercise of registration rights under ARTICLE SIX hereof.

     "Board" means the Board of Directors of the Corporation.
      -----

     "CellStar Note" shall mean the Amended and Restated Promissory Note, dated
      -------------
the date hereof, payable to CellStar, Ltd. by the Corporation.

     "CellStar Shareholder" shall mean the shares of Common Stock held by
      --------------------
CellStar Telecom, Inc. or its Affiliate.

     "CellStar Shareholder Stock" shall mean the Shareholder Stock owned by
      --------------------------
CellStar.

     "Class A Common Stock" means the Corporation's Voting Common Stock, par
      --------------------
value $0.01 per share.

     "Class B Common Stock" means the Corporation's Non-Voting Common Stock, par
      --------------------
value $0.01 per share.

     "Commission" shall mean the Securities and Exchange Commission.
      ----------

     "Common Stock" means, collectively, the Class A Common Stock and the Class
      ------------
B Common Stock (or, if the Class A Common Stock and Class B Common Stock are combined, the combined class of common stock resulting therefrom).

     "Corporation" shall have the meaning given to it in the first sentence of
      -----------
this Agreement.

     "Demand Registration" shall have the meaning given to it in Section 6.1 of
      -------------------
this Agreement.

     "Excess Offered Stock" shall have the meaning given to it in Section 3.3(c)
      --------------------
of this Agreement.

     "Excluded Stock" means (i) the Common Stock issuable pursuant to currently
      --------------
outstanding options or options granted under the Corporation's Stock Option Plan, (ii) securities issuable as a stock dividend or upon any subdivision of shares of Common Stock, as the case may be, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (iii) securities issuable pursuant to a Qualified Public Offering, (iv) nonconvertible debt securities, and (v) securities issued in connection with equipment or debt financing or leases (including securities issued in consideration of guarantees of such financing or leases).

     "Exit Notice One" shall have the meaning given to it in Section 4.1 of this
      ---------------
Agreement.

     "Exit Notice Two" shall have the meaning given to it in Section 4.2 of this
      ---------------
Agreement.

     "Family Group" means the Shareholder and/or the Shareholder's spouse,
      ------------
parents, brothers, sisters and descendants (including natural and adopted children and step children and their spouses) and any trust formed and maintained solely for the benefit of the Shareholder and/or the such other Persons.

     "First Refusal Notice Date" shall have the meaning given to it in Section
      -------------------------
3.3(a) of this Agreement.

     "Independent Third Party" shall have the meaning given to it in Section 4.1
      -----------------------
of this Agreement.

     "Long-Form Registration Demand" shall have the meaning given to it in
      -----------------------------
Section 6.1 of this Agreement.

     "Management Shareholder" shall mean the shareholders listed on Schedule I
      ----------------------
as Management Shareholders.

     "New Issuance" shall have the meaning given to it in Section 8.1 of this
      ------------
Agreement.

     "Offered Stock" shall have the meaning given to it in Section 3.3(a)(i) of
      -------------
this Agreement.

     "Offered Terms" shall have the meaning given to it in Section 3.3(a)(ii) of
      -------------
this Agreement.

     "Offer Price" shall have the meaning given to it in Section 3.3(a)(ii) of
      -----------
this Agreement.

     "Offerees" shall have the meaning given to it in Section 8.1 of this
      --------
Agreement.

     "Other Shareholders" shall have the meaning given to it in Section 3.3(c)
      ------------------
of this Agreement.

     "Permitted Family Group Transferee" means any permitted transferee of a
      ---------------------------------
Management Shareholder that is a member of such Shareholder's Family Group.

     "Person" means an individual, a partnership, a corporation, a limited
      ------
liability Corporation, an association, a joint stock Corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Prior Shareholders' Agreements" shall mean the following agreements:  (i)
      ------------------------------
Shareholders' Agreement, dated May 15, 1996, among the Corporation, FJ Pollak and David Topp; (ii) Subscription and Shareholders' Agreement, dated June 17, 1997, between the Corporation and Richard P. Anderson; and (iii) Shareholders' Agreement, dated as of November 4, 1997, by and among the Corporation, CellStar Telecom, Inc., David Topp and FJ Pollak, as amended on September 1, 1998.

     "Qualified Public Offering" means the initial public offering of the
      -------------------------
Corporation's Common Stock to the public pursuant to a registration statement filed and declared effective under the Securities Act.

     "Registration Expenses" shall have the meaning given to it in Section 6.5
      ---------------------
of this Agreement.

     "Representatives" shall have the meaning given to it in Section 7.2 of this
      ---------------
Agreement.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Selling Shareholder" shall have the meaning given to it in Section 3.3 of
      -------------------
this Agreement.

     "Shareholder" means the Telmex Investor, the CellStar Shareholder and each
      -----------
Management Shareholder.

     "Shareholder Stock" shall have the meaning given to it in Section 11.12 of
      -----------------
this Agreement.

     "Short-Form Registration Demand" shall have the meaning given to it in
      ------------------------------
Section 6.1 of this Agreement.

     "Subsidiary" means any corporation with respect to which the Corporation
      ----------
(or a Subsidiary thereof) owns, directly or indirectly, a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     "Telmex" shall have the meaning given to it in the first sentence of this
      ------
Agreement.

     "Telmex Investor" shall have the meaning given to it in the first sentence
      ---------------
of this Agreement.

     "Topp" shall mean David Topp and members of his Family Group that own
      ----
Shareholder Stock as set forth on Schedule I.

     "Topp Family Agreement" shall have the meaning given to it in Section 11.8
      ----------------------
hereof.

     "Topp Notes" shall mean the Promissory Notes, dated the date hereof,
      ----------
payable to Topp by the Corporation.

     "Topp Shareholder Stock" shall mean the Shareholder Stock owned by Topp.
      ----------------------

     1.2  Interpretation.  The words "herein," "hereof," "hereunder" and other
          --------------
words of similar import refer to this Agreement as a whole, as the same from time to time may be amended or supplemented and not any particular section, paragraph, subparagraph or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

                                  ARTICLE TWO

                           Put Option for Topp Stock
                           -------------------------

     If at any time prior to a Qualified Public Offering the Corporation has reported positive net earnings for at least two consecutive fiscal quarters and Topp notifies Telmex of his desire to sell all or a substantial portion of the Topp Shareholder Stock, Telmex agrees that it will negotiate in good faith toward the purchase of those shares on reasonable price and other terms to be agreed by both parties.

                                 ARTICLE THREE

                         Restrictions Imposed Upon the
       Transfer of Stock by the Shareholders Other Than Telmex Investor
       ----------------------------------------------------------------

     3.1  General Prohibition on Transfers.  Except as is specifically permitted
          --------------------------------
by the provisions of this ARTICLE THREE, the sale, assignment, pledge, gift, transfer or other disposition of any Shareholder Stock, either directly or indirectly, to any person or entity other than the Corporation, the Telmex Investor, Telmex or any Affiliate of Telmex, is prohibited.

     3.2  Permitted Transfers.  The following transfers of Shareholder Stock
          -------------------
shall be permitted transfers which do not require the giving of a Notice of Right of First Refusal under Section 3.3 of this ARTICLE THREE.

          (a) Transfers to Family Members.  Notwithstanding the provisions of
              ---------------------------
Section 3.1, each Management Shareholder shall be permitted to transfer (whether by purchase, assignment, gift, bequest, devise, levy, execution or other means of transfer) all or any portion of his Shareholder Stock to a Permitted Family Group Transferee; provided that Permitted Family Group Transferee executes a written acknowledgment that (i) all Shareholder Stock held by the Permitted Family Group Transferee will, notwithstanding the transfer to such Permitted Family Group Transferee, be deemed for all purposes of this Agreement to be owned by the transferring Shareholder, and (ii) the transferee agrees to be bound by all of the terms of this Agreement as a Management Shareholder by written instrument reasonably satisfactory to the Corporation.

          (b) Transfers Among the Management Shareholders.  Notwithstanding the
              -------------------------------------------
provisions of Section 3.1, each Management Shareholder shall be permitted to transfer Shareholder Stock to any other Management Shareholder (as long as such Management Shareholder is employed by the Corporation) without complying with the Right of First Refusal provisions of this ARTICLE THREE.

          (c) Transfers by CellStar to Affiliates.  Notwithstanding the
              -----------------------------------
provisions of Section 3.1, CellStar shall be permitted to transfer (whether by purchase, assignment, gift, bequest, devise, levy, execution of other means of transfer) all or any portion of such Shareholder's Shareholder Stock to an Affiliate of CellStar; provided that such transferee executes a written acknowledgment that (i) all Shareholder Stock held by the transferee will, notwithstanding the transfer to such transferee, be deemed for all purposes of this Agreement to be owned by the transferring Shareholder, and (ii) such transferee agrees to be bound by all of the terms of this Agreement by written instrument reasonably satisfactory to the Corporation.

          (d) Pledge of CellStar Shareholder Stock to Creditors.
              -------------------------------------------------
Notwithstanding the provisions of Section 3.1, CellStar shall be permitted to pledge and grant a security interest in all or any portion of the CellStar Shareholder Stock (i) to any Person who is a party to that certain Credit Agreement dated as of October 15, 1997 (the "Credit Agreement") among CellStar Corporation and certain banks; (ii) to any Person who becomes a party to the Credit Agreement; and (iii) to any Person who extends credit to CellStar in replacement or amendment of the Credit

Agreement, including without limitation replacements or amendments that extend additional credit. Any such pledge or grant of a security interest shall be free of the provisions of this Agreement and any realization of the value of that pledge or security interest, whether by private sale of the securities that are the subject matter of the transfer or otherwise, shall be free of this Agreement and the transferee shall not be bound hereby, except that any such transferee shall succeed to the rights and obligations of CellStar contained in ARTICLES FOUR, SIX, SEVEN and EIGHT hereof.

          (e) Transfers Under Other Articles.  Notwithstanding the provisions of
              ------------------------------
Section 3.1, a transfer pursuant to any other provisions of this Agreement shall be permitted without complying with the Right of First Refusal provisions of this ARTICLE THREE.

     3.3  Transfers to Third Parties.
          --------------------------

          (a) Notice of Right of First Refusal.  Notwithstanding the provisions
              --------------------------------
of Section 3.1, and absent the right to make a transfer of Shareholder Stock pursuant to Section 3.2, if any Shareholder other than the Telmex Investor (the "Selling Shareholder") receives a bona fide offer from a party unrelated to the Selling Shareholder to purchase, assign, transfer or otherwise dispose of Shareholder Stock owned by such Selling Shareholder, or any interest therein, and the Selling Shareholder desires to accept such offer, the Selling Shareholder shall cause such offer to be reduced in writing and the Selling Shareholder shall, not less than 30 days prior to the date of the proposed sale, assignment, transfer or other disposition, deliver a Notice of Right of First Refusal to the Corporation and the Shareholders other than the Selling Shareholder containing the following information:

               (i) the number of shares of Shareholder Stock proposed to be so transferred (the "Offered Stock");

               (ii) the terms and conditions of the proposed transfer, including the identity of the proposed transferee(s) and the per share price to be charged (if any) for the shares of Shareholder Stock to be transferred and the type and nature of the consideration to be received therefor (the "Offered Terms"); and

               (iii) an affirmative offer made by the Selling Shareholder to transfer the Offered Stock to the Corporation at a price (the "Offer Price") equal to the total cash price plus the fair market value of any consideration other than cash offered in the proposed transfer for the Offered Stock as indicated in the Notice of Right of First Refusal (i.e.,
                                                                         ----
     the number of shares multiplied by the per share price, if any, to be charged for the shares of Offered Stock to be transferred).

     The date that the Notice of Right of First Refusal is received by the Corporation shall constitute the First Refusal Notice Date.

          (b) Primary Right of First Refusal by the Telmex Investor.  The Telmex
              -----------------------------------------------------
Investor shall have the sole and exclusive option to acquire all or any portion of the shares of

Shareholder Stock offered for transfer in accordance with the provisions of the Notice of Right of First Refusal for a period of 15 days from the First Refusal Notice Date. The Telmex Investor may exercise such option by giving written notice of exercise to the Selling Shareholder prior to the termination of its exclusive option period. Such notice of exercise shall refer to the Notice of Right of First Refusal and shall set forth the number of shares to be acquired by the Corporation.

          (c) Secondary Right of First Refusal by the Corporation.  The
              ---------------------------------------------------
Corporation shall have the exclusive option from the 16th day to the 30th day following the First Refusal Notice Date to acquire the Offered Stock not to be acquired by the Telmex Investor. The Corporation may exercise such option by giving written notice of exercise to the Selling Shareholder prior to the termination of its exclusive option period. Such notice shall refer to the Notice of Right of First Refusal and shall set forth the number of shares to be acquired by the Corporation.

          (d) Tertiary Right of First Refusal by Shareholders.  The Shareholders
              -----------------------------------------------
other than the Selling Shareholder and the Telmex Investor (the "Other Shareholders") shall have an exclusive option from the thirty-first day to the fiftieth day following the First Refusal Notice Date to acquire the Offered Stock in accordance with the procedure described in this Section 3.3. The Other Shareholders may, by agreement, allocate among themselves the right to acquire such part of the Offered Stock that will not be acquired by the Corporation.

     In the absence of such an agreement, each Other Shareholder will be entitled to give written notice to the Selling Shareholder, to the Corporation, and to the Other Shareholders, within fifty days from the First Refusal Notice Date, of such Shareholder's election to acquire all or any part of such Offered Stock that is not being acquired by the Corporation ("Excess Offered Stock"). If the Shareholders' offers to purchase exceed the amount of Excess Offered Stock, the option to acquire such Stock shall be allocated among the Shareholders desiring to purchase it as follows:

               (i) Each Shareholder shall be absolutely entitled to acquire any number of shares of Excess Offered Stock that is equal to or less than his proportionate part of such Excess Offered Stock, based upon the number of shares owned by each Shareholder electing to acquire any of the Excess Offered Stock;

               (ii) Each Shareholder electing to acquire more than his proportionate part of the Excess Offered Stock under the previous allocation step may acquire a proportionate part of the remainder of the Excess Offered Stock which is not previously allocated to Other Shareholders (i.e., because some acquiring Shareholders did not elect to
                   ----
     acquire their entire ratable portion under the preceding allocation step), based upon the number of shares owned by each such acquiring Shareholder who has elected to acquire more than his proportionate part of the Excess Offered Stock;

               (iii) The allocation procedure described in Paragraph (ii) shall be repeated until all of the Excess Offered Stock has been allocated among all of the Shareholders electing to acquire such Excess Offered Stock and no such acquiring

     Shareholder has been allocated more than his proportionate share of the remaining Excess Offered Stock under the last such allocation step.

     If a husband and wife are both Shareholders, the Shareholder Stock owned by each such spouse shall be limited to the Stock actually registered in a spouse's name plus one-half of the Stock registered in the joint names of both spouses for the limited purpose of determining each Shareholder's proportionate part of the Offered Stock.

     If the Corporation and Other Shareholders have not given written notice of election to acquire all of the Offered Stock within fifty days of the First Refusal Notice Date, then between the fifty-first and sixtieth day following the First Refusal Notice Date, the Corporation, the Telmex Investor or any of the Other Shareholders may give written notice to the Selling Shareholder, to the Corporation, and to the Other Shareholders of an election to purchase any or all of the Offered Stock that the Corporation or Other Shareholders have not previously agreed to purchase. Such additional shares shall be allocated on a first-to-give-notice basis determined as of the date written notice is received by the Corporation.

          (e) Requirement to Purchase All Offered Stock.  Notwithstanding the
              -----------------------------------------
provisions of the preceding Sections, the option to purchase shares of Shareholder Stock described in the Notice of Right of First Refusal may be exercised and the Closing (as hereinafter defined) consummated only if the Corporation, the Telmex Investor and the Other Shareholders, if applicable, collectively agree to purchase all of the shares of the Offered Stock.

          (f) Closing and Tender Requirements.  The closing shall be held at the
              -------------------------------
principal office of the Corporation, at 10:00 a.m. on the sixty-fifth day subsequent to the date of giving of the Notice of Right of First Refusal. At the closing, the Selling Shareholder shall present to the Corporation and/or the acquiring Shareholders, as the case may be, all share certificates for Shareholder Stock required to be sold in proper form for transfer. Such Shareholder Stock shall be transferred free of all liens and encumbrances or adverse claims of any kind or character. At the closing, the Corporation and/or the acquiring Shareholders, as the case may be, upon receipt of proper tender of the Shareholder Stock, shall tender full payment of the Offer Price in conformity with the Offered Terms as set forth in the Notice of Right of First Refusal, or upon such other terms and conditions as favorable or more favorable to the Offered Terms.

          (g) Permitted Transfer Following Right of First Refusal.  If all of
              ---------------------------------------------------
the Shareholder Stock identified in the Notice of Right of First Refusal is not purchased by the Corporation and/or the acquiring Shareholders prior to the sixty-sixth day subsequent to the First Refusal Notice Date, then all of such Shareholder Stock (including any Shareholder Stock for which a proper tender was made) may be transferred by the Selling Shareholder at any time during the ensuing thirty days in strict conformity with the Offered Terms set forth in the Notice of Right of First Refusal; provided, however, the purchaser(s) of such Shareholder Stock must execute a written acknowledgment that he or they have become a Shareholder as if he or they had been original signatory parties to this Agreement and that he or they agree to be bound by the terms of this Agreement.

     3.4  Notification to Board of Solicited Offers.  In addition to the other
          -----------------------------------------
provisions of this ARTICLE THREE, in the event any Shareholder desires to solicit third parties to purchase such Shareholder's Shareholder Stock, such Shareholder shall notify the Board in writing at least 30 days prior to making any such solicitation. After such notice has been given, the Shareholder shall then be subject to the right of first refusal provisions contained elsewhere in this ARTICLE THREE if a bona fide offer is received from any third party.

     3.5  Transfers Include Foreclosure.  For purposes of this ARTICLE THREE, a
          -----------------------------
transfer of Shareholder Stock by a Shareholder shall be deemed to include, but shall not be limited to, any transfer of legal or beneficial ownership by reason of foreclosure under any pledge, hypothecation or similar credit transactions, other than (a) as expressly contemplated by the Acquisition Agreement, or (b) the pledge by CellStar of its Shareholder Stock pursuant to the provisions of this Agreement.

     3.6  Compliance Required.  Absent the right to make a transfer of
          -------------------
Shareholder Stock pursuant to Sections 3.2 or 3.3 hereof, any transfer described in this ARTICLE THREE of a Shareholder's Stock without complying with the giving of a Notice of Right of First Refusal shall be void, and the Corporation shall issue a Notice of Right of First Refusal upon discovery of such transfer, a copy of which shall be sent to the person making such transfer and his transferee. The duty of the Corporation to cause the issuance of such Notice of Right of First Refusal shall not be considered to be elective, but shall be mandatory. Upon the giving of the Notice of Right of First Refusal, the time periods for the exercise of the options specified in Section 3.3 shall commence running. If a Notice of Right of First Refusal had already been given to the Corporation, but the Corporation is required to issue a new Notice of Right of First Refusal under this Section 3.6, the prior Notice of Right of First Refusal shall have no effect and the time periods under the Notice of Right of First Refusal issued by the Corporation shall apply.

     3.7  Additional Restrictions on Transfer.
          -----------------------------------

          (a) Legend. The certificates representing Shareholder Stock will bear
              ------
the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SHAREHOLDERS' AGREEMENT AMONG THE COMPANY AND ITS SHAREHOLDERS, DATED _______ __, 1999, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER OF THIS CERTIFICATE AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.

     (b) Opinion of Counsel.  No holder of Shareholder Stock may sell, pledge or
         ------------------
otherwise directly or indirectly transfer (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any Shareholder Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Corporation an opinion of counsel (reasonably acceptable in form and substance to the Corporation) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection therewith.

     3.8  Private Sales After a Qualified Public Offering.  In the event Topp or
          -----------------------------------------------
CellStar desires to make a Block Sale after a Qualified Public Offering, the Telmex Investor shall have a right of first refusal to purchase all, but not less than all, of the shares to be sold in the Block Sale. The party making such Block Sale shall notify the Telmex Investor in writing of its intention to make a Block Sale at least five Business Days prior to the date on which such Block Sale is priced, and shall include in such notice the price for such Shares. The Telmex Investor shall notify the party making such Block Sale of its intention to exercise its right of first refusal within three Business Days from the date of receipt of written notice by Topp or CellStar, as the case may be, and shall tender payment for such Shares within three Business Days of giving of such notice. In the event the Telmex Investor does not exercise its rights hereunder, Topp or CellStar, as the case may be, may proceed with such Block Sale; provided that, if such sale is consummated within three Business Days of the date the Telmex Investor was required to provide notification of its intent to exercise its rights, such sale must be at the same price as identified in the original notice to the Telmex Investor.

     3.9  Restrictions of Transfer not Applicable to Telmex Investor, Telmex or
          ---------------------------------------------------------------------
Affiliate of Telmex.  Other than the restrictions set forth in Section 3.7, or
-------------------
as otherwise provided in this Section 3.9, the restrictions on transfer set forth in this ARTICLE THREE hereof shall not apply to the Telmex Investor, Telmex or an Affiliate of Telmex; provided, that, (x) the transferee of any such Shareholder Stock executes a written acknowledgement that (i) all stock so transferred shall be deemed to remain Shareholder Stock hereunder and will, notwithstanding the transfer to such transferee, be deemed for all purposes of this Agreement to be Shareholder Stock owned by the transferring Shareholder, and (ii) the transferee agrees to be bound as if the transferee were the Telmex Investor by all of the terms of this Agreement pursuant to a written instrument reasonably satisfactory to the Other Shareholders, and (y) in the event the Telmex Investor exercises its "drag-a-long" rights set forth in Section 4.2 hereof, the Other Shareholders shall have an exclusive option for a period of ten Business Days from the receipt of the Exit Notice Two to acquire the Shareholder Stock of the Telmex Investor identified in such notice, such option to purchase to be allocated among the Other Shareholders as set forth in Section 3.3(d) hereof. This option to purchase the shares of the Telmex Investor may be exercised only if the Other Shareholders collectively agree to purchase all of such shares identified in the Exit Notice Two and, if not so purchased prior to the 11th Business Day subsequent to the receipt of the Exit Notice Two, the Other Shareholders will be subject to the drag-a-long rights set forth in
Section 4.2 hereof.

                                 ARTICLE FOUR

                   Participation Rights of All Shareholders
                   ----------------------------------------

     4.1  Tag-Along.  If Telmex or the Telmex Investor proposes to sell or
          ---------
convey, in a single transaction or a series of transactions, all or substantially all of the shares of Common Stock owned by it, or any interest therein (other than a transfer of a security interest therein as collateral security for any obligation of the Telmex Investor), to an independent third party (including, without limitation, a sale of the Corporation by merger, consolidation, sale of all or substantially all of its assets, sale of all of the outstanding Common Stock or otherwise) (an "Approved Sale"), the Telmex Investor shall give written notice (the "Exit Notice One") to the holders of Shareholder Stock setting forth the terms and conditions of the proposed transfer, including the identity of the independent third party, the number of shares of Common Stock to be transferred, the per share price to be paid for the shares of Common Stock to be transferred and the type and nature of the consideration to be received therefor. If the Telmex Investor shall issue an Exit Notice One with respect to an Approved Sale, the other holders of Shareholder Stock, by written notice to the Telmex Investor delivered within 20 days after the date of such Exit Notice One, shall be entitled to require that the Telmex Investor include in the proposed sale to the independent third party in the same transaction all of their shares of Common Stock and rights to acquire shares of Common Stock (or, if the Telmex Investor is selling less than all of its Common Stock, a percentage of each such holder's shares of Common Stock and rights to acquire shares of Common Stock equivalent to the percentage of Common Stock and rights to acquire shares of Common Stock to be sold by the Telmex Investor), on the same terms and conditions set forth in the Exit Notice One. For purposes of this Section 4.1, an "independent third party" is any person who, prior to such sale, does not own in excess of 5% of the Corporation's Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Corporation's Common Stock and who is not the spouse, ancestor or descendant (by birth or adoption) of any such 5% owner of the Corporation's Common Stock.

     4.2  Drag-A-Long.  If Telmex or the Telmex Investor proposes to sell or
          -----------
convey, in a single transaction or a series of transactions, all or substantially all the shares of Common Stock owned by it, or any interest therein (other than a transfer of a security interest therein as collateral security for any obligation of the Telmex Investor), to an independent third party (including, without limitation, an Approved Sale), the Telmex Investor shall give written notice (the "Exit Notice Two") to the holders of Shareholder Stock setting forth the terms and conditions of the proposed transfer, including the identity of the independent third party, the number of shares of Common Stock to be transferred, the per share price to be paid for the shares of Common Stock to be transferred and the type and nature of the consideration to be received therefor. By so indicating in the Exit Notice Two, the Telmex Investor shall be entitled to require the holders of Shareholder Stock to sell to the independent third party in the same transaction all of their shares of Common Stock and rights to acquire shares of Common Stock, on the same terms and conditions set forth in the Exit Notice Two.

                                 ARTICLE FIVE

                             Election of Directors
                             ---------------------

     5.1  Voting for Directors.  During the term of this Agreement, each
          --------------------
Shareholder agrees (i) to use its best efforts to cause the Corporation's Board of Directors to fix the number of their members at seven (7), (ii) to vote all shares of Shareholder Stock owned by such Shareholder to elect seven (7) directors of the Corporation; and (iii) that at each meeting of the shareholders of the Corporation for the election of directors, each Shareholder shall vote all shares of Shareholder Stock owned by such Shareholder for the election of the seven (7) persons as provided in Section 5.2.

     5.2  Nominations.  (i) As long as Topp owns at least 8% of the outstanding
          -----------
shares of Common Stock, Topp shall be entitled to designate one (1) nominee for election as director, (ii) as long as FJ Pollak is employed by the Corporation and owns at least 1% of the outstanding shares of Common Stock, FJ Pollak shall be entitled to designate one (1) nominee for election as director, (iii) as long as the CellStar Shareholder owns at least 8% of the outstanding shares of Common Stock, CellStar Shareholder shall be entitled to designate one (1) nominee for election as director, and (iv) Telmex Investor shall be entitled to designate the remaining nominees for election as director. Each Shareholder agrees to vote such Shareholder's shares of Stock in favor of the election of the nominees designated above.

     5.3  Vacancies.  During the term of this Agreement, should a vacancy in the
          ---------
Board of Directors be caused by death, resignation, or removal for any other reason, each of the Shareholders agrees to vote all shares of Shareholder Stock owned by such Shareholder, and each Shareholder who is then a director agrees, insofar as it is consistent with his fiduciary duties as a director, to vote as director to appoint the persons designated as follows:

               (i) In the event of a vacancy in the Board caused by the death, resignation or removal for any reason of a director nominated by Telmex Investor, the nominee for that vacancy shall be designated by Telmex Investor. Such nominee shall hold office until the next meeting of the Corporation's shareholders at which directors are elected.

               (ii) In the event of a vacancy in the Board caused by the death, resignation or removal for any reason of a director nominated by David Topp, the nominee for that vacancy shall be designated by David Topp. Such nominee shall hold office until the next meeting of the Corporation's shareholders at which directors are elected.

               (iii) In the event of a vacancy in the Board caused by the death, resignation or removal for any reason of a director nominated by FJ Pollak, the nominee for that vacancy shall be designated by FJ Pollak. Such nominee shall hold office until the next meeting of the Corporation's shareholders at which directors are elected.

               (iv) In the event of a vacancy in the Board caused by the death, resignation or removal for any reason of a director nominated by CellStar Shareholder, the nominee for that vacancy shall be designated by CellStar Shareholder. Such nominee shall hold office until the next meeting of the Corporation's shareholders at which directors are elected.

     5.4  Removal of Directors.  If at any time any Shareholder proposes to
          --------------------
remove any director, each Shareholder agrees to vote all of the Shareholder Stock held by such Shareholder for such removal if removal has been approved by the Shareholder which designated such director.

     5.5  Written Consent.  Notwithstanding any reference herein to votes cast
          ---------------
at a meeting of the Corporation's shareholders, nominees for election as directors may be designated by the Shareholders acting by written consent without a meeting to the extent permitted by law and by the articles of incorporation and the bylaws of the Corporation; provided, however, that nothing in this Subsection 5.5 shall authorize the designation, election or removal of directors other than in accordance with the requirements set forth in this Agreement.

     5.6  Indemnification.  The Corporation shall at all times maintain
          ---------------
provisions in its Bylaws and/or Articles of Incorporation indemnifying all directors against liability and absolving all directors from liability to the Corporation and its shareholders to the maximum extent permitted under the law of the State of Florida. The Corporation shall not amend the indemnification provisions of the Corporation's Articles of Incorporation or Bylaws to eliminate or reduce the indemnification provided for all directors and officers and such provisions as so written shall be deemed to be a contract with each director regarding his or her indemnification by the Corporation. The Corporation shall also enter into separate indemnification agreements with each director and each Management Shareholder in his capacity of an officer of the Corporation or any of its Subsidiaries in substantially the form of Exhibit A attached hereto.
                                                 ---------

     5.7  Committees.  For so long as Topp, F.J. Pollak, CellStar or Telmex
          ----------
Investor is entitled to designate a nominee for election as a director pursuant to Section 5.2, such party shall also be entitled to designate his or its representative to any committee of the Board.

                                  ARTICLE SIX

                              Registration Rights
                              -------------------

     6.1  Demand Registrations.
          --------------------

          (a) Requests for Registration.  At any time at least six months after
              -------------------------
the Corporation has completed a Qualified Public Offering under the Securities Act, each Management Shareholder, CellStar Shareholder and Telmex Investor (in each case, as long as such Shareholder could not otherwise dispose of such Shares under Rule 144(k) of the Securities Act) may request registration under the Securities Act of the underwritten public offering of all or part of their Shareholder Stock on Form S-1 or any similar long-form registration (a "Long-Form Registration Demand"). In addition, at any time after the Corporation qualifies for use of a Form S-2 or S-3 under the Act, or any similar short-form registration, each Management Shareholder, CellStar Shareholder and Telmex Investor (in each case, as long as such Shareholder holds at least one percent (1%) of the then outstanding Common Stock) may request registration under the Act of the underwritten public offering of all or part of their Stock on such short-form registration statement (a "Short-Form Registration Demand", which together with a Long-Form Registration Demand is sometimes collectively referred to as a "Demand Registration"). Each request for a Demand Registration shall specify the approximate number of shares of Shareholder Stock requested to be registered. Within ten days after receipt of any such request, the Corporation will give written notice of such requested registration to all other holders of Shareholder Stock and will include in such registration all Shareholder Stock with respect to which the Corporation has received written requests for inclusion therein in accordance with this Section 6.1(a) and Section 6.2, in each case subject to the pro rata reduction provisions of Section 6.3.

          (b) Number of Demand Registrations.  In no event shall the Corporation
              ------------------------------
be required to effect in the aggregate (i) more than one Long-Form Registration or one Short-Form Registration pursuant to this Section 6.1 for any one Shareholder, or (ii) more than one (1) Demand Registration in any one 12-month period. A registration will not count as a Demand Registration until it has become effective and the Shareholder requesting inclusion in the Demand Registration is able to include at least 75% of the Shareholder Stock requested to be included in such registration. The Corporation will pay all Registration Expenses as provided in Section 6.5 hereof in connection with any registration initiated as a Demand Registration whether or not it has become effective.

          (c) Selection of Underwriters.  The Corporation will select the
              -------------------------
investment banker(s) and manager(s) to administer the offering.

     6.2  Piggyback Rights.  If at any time the Corporation proposes to file a
          ----------------
registration statement under the Securities Act for any underwritten sales of shares of any of the Corporation's equity securities (or any warrants, units, convertibles, rights or other securities related or linked to any shares of the Corporation's equity securities), whether for a secondary offering or for a primary offering of equity securities by the Corporation, including a Qualified Public Offering, except for any registration statement (i) on Form S-8 or any successor form to such form, (ii) on Form S-4 or any successor form to such form, (iii) filed in connection with an exchange offer or an offering of Common Stock or of securities convertible or exchangeable into Common Stock made solely to its existing stockholders in connection with a rights offering or solely to the Corporation's employees, or (iv) a post-effective amendment to any then effective registration statement. the Corporation shall give written notice of such registration no later than 15 days before its filing with the Commission to each Shareholder. If any of the Shareholders so request within 10 days, the Corporation shall include in any registration the Shareholder Stock of such Shareholder requested to be included in such registration.

     6.3  Pro Rata Reduction and Other Limitations.
          ----------------------------------------

          (a) Pro Rata Reduction.  The Corporation shall not be obligated to so
              ------------------
include the Shareholder Stock of any Shareholder (including any Shareholder initiating a Demand Registration pursuant to Section 6.1) to the extent the underwriter or underwriters of such securities being otherwise registered by the Corporation shall determine in good faith that the inclusion of such Shareholder's Stock would jeopardize the successful sale at the desired price of such other securities proposed to be sold by such underwriter or underwriters, in which case the Shareholders requesting to participate in such registration shall be entitled to participate in any such reduced number of shares of Shareholder Stock (if any) which may be included in such registration along with any other Shareholders exercising demand or piggyback rights with respect to such registration on a pro rata basis in proportion to their relative holdings of shares of Shareholder Stock (including shares of Shareholder Stock issuable upon exercise of any vested and immediately exercisable options held by such Shareholder), in the aggregate.

          (b) Other Limitations on Obligations of the Corporation.
              ---------------------------------------------------
Notwithstanding the provisions of Sections 6.1 and 6.2 hereof, (i) the Corporation shall not be required to file a Demand Registration if the Corporation intends in good faith to conduct a primary offering of its capital stock within three months of receipt of the notice from the Shareholder exercising such Shareholder's rights for a Demand Registration; provided, that,
(x) if the Corporation fails to file a registration statement within such three-month period, then the Corporation shall be obligated to file a Demand Registration pursuant to Section 6.1 hereof; and (y) if the Corporation files a registration statement within such three-month period, the Shareholder shall be entitled to the piggyback registration rights set forth in Section 6.2 hereof; and (ii) the Corporation may postpone filing of any registration statement hereunder for a reasonable period of time (not to exceed 90 days) if the Corporation has been advised by legal counsel that such filing would require a special audit or if the Corporation determines reasonably and in good faith that filing would result in a material detriment to the Corporation.

     6.4  Registration Procedures.  Whenever any Shareholder has requested that
          -----------------------
any Shareholder Stock be registered pursuant to this ARTICLE SIX, the Corporation will use its best efforts to effect the registration and the sale of such Shareholder Stock in accordance with the intended method of disposition thereof and pursuant thereto the Corporation will as expeditiously as possible:

               (i) prepare and file with the Commission a registration statement with respect to such Shareholder Stock and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation will furnish to the counsel selected by each of the holders of Shareholder Stock covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (iii) furnish to each seller of Shareholder Stock such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Shareholder Stock owned by such seller;

               (iv) notify each seller of such Shareholder Stock, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such seller, the Corporation will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shareholder Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (v) use its best efforts to cause all such Shareholder Stock to be listed on each securities exchange on which similar securities issued by the Corporation are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Shareholder Stock covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Common Stock;

               (vi) provide a transfer agent and registrar for all such Shareholder Stock not later than the effective date of such registration statement;

               (vii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Shareholder Stock being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Shareholder Stock (including, without limitation, effecting a stock split or a combination of shares);

               (viii) make available for inspection by any seller of Shareholder Stock any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the

     Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

               (ix) permit any holder of Shareholder Stock which is reasonably likely to be deemed to be an underwriter or a controlling person of the Corporation, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Corporation in writing, which in the reasonable judgment of such holder and its counsel should be included; and

               (x) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Shareholder Stock included in such registration statement for sale in any jurisdiction, the Corporation will use it reasonable best efforts promptly to obtain the withdrawal of such order.

     6.5  Registration Expenses.  All expenses incident to the Corporation's
          ---------------------
performance of or compliance with this ARTICLE SIX, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons or entities retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation, and the Corporation will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Corporation are then listed or on the NASD automated quotation system. The Corporation shall not, however, pay (i) underwriting discounts or commissions to the extent related to the sale of the Shareholder's Stock sold in any registration and qualification, or (ii) fees and expenses of counsel to the Shareholder relating to such registration and qualification.

     6.6  Indemnification.  The Corporation will indemnify and hold harmless
          ---------------
each Shareholder and any underwriter (as defined in the Act) for such Shareholder and each person, if any, who controls the Shareholder or underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) to which the Shareholder or underwriter or such controlling person may be subject, under the Act or otherwise, insofar as any thereof arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any registration statement under which such Shareholder's Stock was registered under the Act pursuant to this ARTICLE SIX, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto or (B) any other document incident to the registration of the Stock under the Act or the qualification of the Shareholder Stock under any state securities laws applicable to the Corporation, (ii) the omission or alleged omission to state in any item referred to in the preceding clause (i) a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Corporation of the Securities Act, the Securities Exchange Act of 1934, as amended, or any other federal or state securities law, rule or regulation applicable to the Corporation and relating to action or inaction by the Corporation in connection with any such registration or qualification, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Corporation in writing by such Shareholder or by any underwriter expressly for use therein (with respect to which information such Shareholder or underwriter shall so indemnify and hold harmless the Corporation and each person, if any, who controls the Corporation or such underwriter within the meaning of the Act). The Corporation will enter into an underwriting agreement with the underwriter or underwriters for any offering registered under the Act pursuant to this ARTICLE SIX hereof and with the Shareholders selling Stock pursuant to such offering, and such underwriting agreement shall contain customary provisions with respect to indemnification and contribution.

                                 ARTICLE SEVEN

                             Protective Covenants
                             --------------------

     7.1  Transactions with Affiliates of Telmex or Telmex Investor; Allocation
          ---------------------------------------------------------------------
of Corporate Overhead.  All transactions by the Corporation with an Affiliate of
---------------------
Telmex, Telmex Investor or Telmex, whether or not such transactions are deemed to be at arms' length or at fair market value, including without limitation, transactions involving the use of services or personnel of Telmex or its Affiliates, must be approved by a majority of the Board, excluding any members of the Board designated by Telmex Investor. In addition, all allocations of corporate overhead to the Corporation or a Subsidiary by Telmex or its Affiliate must be approved by a majority of the Board, excluding any members of the Board designated by Telmex Investor. All transactions with Southwestern Bell and France Telecom must be on terms and conditions substantially equivalent to the terms and conditions under which the Corporation engages in such transactions with an independent third party. For the avoidance of doubt, no provision of this Agreement shall be deemed or construed to limit any legal duty of Telmex, Telmex Investor and the directors of the Corporation selected by Telmex Investor pursuant to Article 5 hereof, whether under statutory or common law or otherwise.

     7.2  Access to Documents.  The Corporation agrees and each of the
          -------------------
Shareholders agree to cause the Corporation (i) to make available for inspection by the Shareholders and its directors, officers, employees, counsel, representatives, accountants and auditors (collectively "Representatives"), during normal business hours, corporate records, books of account, contracts and all other documents requested by the Shareholders, and (ii) to permit the Shareholders reasonable access to the properties of the Corporation, upon reasonable advance notice to the Corporation, in order to make reasonable inspection of and examination of the business, operations and affairs of the Corporation. The Corporation agrees and each of the Shareholders agree to cause the Corporation to cause its Representatives to be available upon reasonable notice to answer questions of the Shareholder's Representatives concerning the business, operations and affairs of the Corporation and to make available all relevant books and records in connection with such inspection and examination.

     7.3  Corporate Existence.  The Corporation agrees and each of the
          -------------------
Shareholders agree to cause the Corporation to preserve and maintain its corporate existence.

     7.4  Financial Statements.  The Corporation agrees and each of the
          --------------------
Shareholders agree to cause the Corporation to furnish to each Shareholder: (i) within 120 days after the end of each fiscal year of the Corporation, financial statements as at the close of such year, audited by independent public accountants selected by the Corporation, and (ii) within 45 days after the end of each quarter, financial statements as at the end of such period for such quarter. In addition, the Corporation will provide monthly financial statements within a reasonable period after such statements are available.

     7.5  New Shareholders.  As a condition to the issuance by the Corporation
          ----------------
of any authorized but unissued shares of Common Stock, or any rights or options to acquire, or securities convertible into, Common Stock, to any person who is not a Shareholder, the Corporation shall require such Person to execute an agreement to become lawfully bound by the provisions of ARTICLES THREE, FOUR, NINE, TEN and ELEVEN.

     7.6  Distributions.  The Corporation agrees that it will not and, each of
          -------------
the Shareholders agree not to cause the Corporation to, declare or pay any cash dividends, make any distribution of property to its shareholders based on such shareholder's ownership in the Corporation or redeem, retire or purchase shares of Common Stock; provided that, (i) the Corporation may declare and deliver dividends and distributions payable only in Common Stock of the Corporation,
(ii) such distributions can be made with the consent of Topp and the CellStar Shareholders, (iii) transactions contemplated by this Agreement hereof shall not be subject to this prohibition, (iv) this covenant will expire on the earlier to occur of (x) the two-year anniversary date of this Agreement, and (y) with respect to Topp, on the date the Topp Notes have been satisfied in full, and with respect to the CellStar Shareholder, on the date the CellStar Note has been satisfied in full, and (v) the Corporation may redeem, retire or purchase shares of its employees other than the Management Shareholders.

                                 ARTICLE EIGHT

                               Preemptive Rights
                               -----------------

     8.1  Participation Rights.  The Corporation shall, at least 20 days prior
          --------------------
to any issuance by the Corporation of any of its securities other than Excluded Stock to any Person or Persons (other than issuances to Shareholders and other holders of Shareholder Stock pursuant to this Section 8.1) after the date of this Agreement, give written notice of such issuance (a "New

Issuance") to each Management Shareholder and the CellStar Shareholder (the "Offerees"). The Corporation's written notice to the Offerees shall describe the securities proposed to be issued by the Corporation and specify the number, price and payment terms. Each Offeree shall have the right, for a period of 20 days from such notice, to purchase, at the same price and on the same terms and conditions, that number of additional securities of the Corporation as would be necessary to preserve such holder's percentage interest in the Common Stock of the Corporation on a fully diluted, as of the time immediately prior to such New Issuance. Each Offeree may accept the Corporation's offer as to the full number of securities offered to such Offeree or any lesser number, by written notice thereof given by such Offeree to the Corporation prior to the expiration of the aforesaid 20 day period, in which event the Corporation shall promptly sell and such Offeree shall buy, upon the terms specified, the number of securities agreed to be purchased by such Offeree. CellStar may, in its sole discretion, upon an exercise of its rights hereunder, apply all or a portion of the then accrued interest and the outstanding principal amount of the CellStar Note to the purchase price of the securities CellStar is otherwise entitled to purchase, upon issuance of an appropriate credit on such note, to be applied first to accrued and unpaid interest and then ratably across all remaining amortizations of principal of the CellStar Note.

     8.2  Corporation's Right to Sell. The Corporation shall be free at any time
          ---------------------------
after the end of the aforesaid 20 day period and prior to 90 days after the date of its notice of offer to the Offerees, to offer and sell to any Person the number of such securities not agreed by the Offerees to be purchased by them, at a price and on payment terms no less favorable to the Corporation than those specified in such notice of offer to the Offerees. However, if such sale or sales are not consummated within such ninety 90 day period, the Corporation shall not sell such securities as shall not have been purchased within such period without again complying with this ARTICLE EIGHT. The obligations of the Corporation under this ARTICLE EIGHT shall terminate upon the completion of a Qualified Public Offering. Notwithstanding anything contained in this Agreement to the contrary, the written notice of an offer to purchase newly issued shares to which a participation right applies (as provided in Section 8.1 above) need not be given prior to the purchase by the Person intending to purchase the newly issued shares, provided such offer is sent within five days thereafter and remains open for a 20 day period from the receipt thereof, and further provided that the Corporation has set aside a number of shares sufficient to satisfy the obligations of the Corporation pursuant to this ARTICLE EIGHT.

                                 ARTICLE NINE

          Conversion of Class B Common Stock to Class A Common Stock
          ----------------------------------------------------------

     9.1  Conversion of Class B Common Stock to Class A Common Stock.  Subject
          ----------------------------------------------------------
to Section 9.2 hereof, each share of Class B Common Stock shall be convertible, at any time and from time to time, and without payment of additional consideration by the holder thereof into one fully paid and nonassessable share of Class A Common Stock at the option of a holder thereof. Upon the exercise of such option by any Shareholder, all Class B Common Stock shall immediately be converted to Class A Common Stock, without further action by any holder of Class B Common Stock.

     9.2  HSR Filing.  In connection with any conversion by a Shareholder of
          ----------
Class B Common Stock to Class A Common Stock, each Shareholder and the Corporation agrees to file any notifications, reports and approvals required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder, at its expense, and to comply with all reasonable requests of any other party for information necessary in connection with the preparation by such other party of its notification and report form.

                                  ARTICLE TEN

               The Giving of Notices Required by This Agreement
               ------------------------------------------------

     10.1  Addresses.  Any notices, requests, demands and other communications
           ---------
required or permitted to be given hereunder must be in writing and, except as otherwise specified in writing, will be deemed to have been duly given when personally delivered, telexed or facsimile transmitted, or three days after deposit in the United States mail, by certified mail, postage prepaid, return receipt requested, as follows. The addresses of the Corporation and the Shareholders, which shall be considered to be their last known addresses unless subsequently changed in accordance with the provisions of this Agreement, are as follows:

        To the Corporation:               Topp Telecom, Inc.
                                          8390 N.W. 25 Street
                                          Miami, FL  33122
                                          Telecopier:  (305) 640-2070
                                          Attention:  President

        To Telmex Investor or Telmex:     Inmobiliaria Aztlan, S.A. de C.V.
                                          c/o Telefonos de Mexico, S.A. de C.V.
                                          Parque Via 198
                                          Colonia
                                          06599 Mexico, D.F.
                                          Mexico
                                          Telecopier:  011 52 5 625-3852
                                          Attention:  Daniel Hajj

        To CellStar Shareholder:          CellStar Telecom, Inc.
                                          c/o CellStar Corporation
                                          1730 Briercroft Court
                                          Carrollton, TX  75006
                                          Telecopier:  (972) 323-4539
                                          Attention:  General Counsel

        To any Management Shareholder:    at the address reflected on the
                                          Corporation's payroll records

Any party may change its address for the purposes of this Agreement by giving notice of such change of address to the other parties in the manner herein provided for giving notice.

     10.2  Form of Notice.  Any notice or communication hereunder must be in
           --------------
writing, and may be personally delivered or given by registered or certified mail, return receipt requested, and if given by registered or certified mail, shall be deemed to have been given and received forty-eight hours after deposit in the United States mail of a registered or certified letter, return receipt requested, containing such notice, properly addressed, with postage prepaid; and if given otherwise than by registered or certified mail, it shall be deemed to have been given when received by the party to whom it is addressed at the time received.

     10.3  Failure to Notify of Changed Address.  It shall be the responsibility
           ------------------------------------
of each of the parties to this Agreement to notify all other parties of their respective addresses and any changes thereof, and any objections to the performance of any act required hereunder based upon a failure to receive a notice mailed in conformity with the provisions of this Agreement shall be meritless.

                                ARTICLE ELEVEN

                                 Miscellaneous
                                 -------------

     11.1  Termination.  This Agreement shall terminate upon the earlier to
           -----------
occur of (i) the dissolution of the Corporation, (ii) the filing of a voluntary or involuntary petition by or against the Corporation under Chapter 7 or Chapter 11 of the Bankruptcy Code, (iii) appointment of a receiver for the Corporation,
(iv) the ten-year anniversary date of the date of the Agreement Closing, or (v) except with respect to the registration rights provisions set forth in ARTICLE SIX and the right of first refusal provisions set forth in Section 3.8, the consummation of a Qualified Public Offering (it being understood that the provisions of this Agreement shall not apply to any Shareholder Stock sold pursuant thereto). This Agreement shall terminate as to any specific Shareholder upon the date such Shareholder ceases to own any Shareholder Stock.

     11.2  Modification.  This Agreement may only be amended, terminated or
           ------------
modified by the written consent of all parties; provided, that, ARTICLE TWO of this Agreement may be amended by consent of David Topp and Telmex.

     11.3  Successors.  This Agreement shall be binding upon the parties hereto,
           ----------
their heirs, administrators, successors, executors and assigns, and the parties hereto do covenant and agree that they themselves and their respective heirs, executors, successors, administrators and assigns will execute any and all instruments, releases, assignments and consents that may be reasonably required of them to more fully execute the provisions of this Agreement.

     11.4  Counterparts.  This Agreement may be executed in several
           ------------
counterparts, each of which shall serve as an original for all purposes, but all copies of which shall constitute but one and the same Agreement.

     11.5  Headings.  All headings set forth in this Agreement are intended for
           --------
convenience only and shall not control or affect the meaning, construction or effect of this Agreement or of any of the provisions thereof.

     11.6  Governing Law.  This Agreement shall be governed by and shall be
           -------------
construed and enforced in accordance with the laws of the State of Florida.

     11.7  Waiver.  The waiver by any party hereto of a breach of any provision
           ------
of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

     11.8  Entire Agreement.  This Agreement constitutes the entire Agreement of
           ----------------
the parties hereto with respect to the transactions contemplated hereby, and it is hereby agreed that any prior oral or written agreements concerning the sale or disposition of Shareholder Stock, including, but not limited to, the Prior Shareholders' Agreement, shall be null and void. To the extent of any inconsistency between this Agreement and that certain Agreement dated as of December 23, 1994, by and among David Topp, Dora Topp, Mark Topp and Risia Topp Wire (the "Topp Family Agreement"), the Topp Family Agreement shall be construed so as to be consistent herewith.

     11.9  Severability.  If any provision of this Agreement shall be held to be
           ------------
illegal or unenforceable, such illegality or unenforceability shall extend to that provision solely, and the remainder of this Agreement shall be enforced as if such illegal or unenforceable provision were not incorporated herein.

     11.10 Specific Performance.  The parties acknowledge that remedies at law
           --------------------
may be inadequate to protect the parties against any actual or threatened breach of this Agreement, and, without prejudice to any other rights and remedies otherwise available to the parties, the parties agree that they shall be entitled to the remedy of specific performance and other temporary and permanent injunctive or equitable relief without proof of actual damages.

     11.11 Business Days.  Whenever the terms of this Agreement call for the
           -------------
performance of a specific act on a specified date, which date falls on a Saturday, Sunday or legal holiday, the date for the performance of such act shall be postponed to the next succeeding regular business day following such Saturday, Sunday or legal holiday.

     11.12 Stock References.  References to "Shareholder Stock" herein shall
           ----------------
mean (i) any Shareholder Stock purchased or otherwise acquired by any Shareholder, (ii) any equity securities issued or issuable directly or indirectly with respect to the Shareholder Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and
(iii) any other shares of any class or series of capital stock of the Corporation held by a Shareholder, including all

Shareholder Stock acquired by the Management Shareholder by reason of any option agreements between the Corporation and each of the Management Shareholder, pursuant to which the Corporation will grant each Management Shareholder the option to purchase, subject to the terms and conditions thereof, additional shares of Shareholder Stock. As to any particular shares constituting Stock, such shares will cease to be Stock when they have been (x) effectively registered under the Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Act.

     11.13  Failure to Deliver Stock.  If a Shareholder (or any personal
            ------------------------
representative or other representative of a Shareholder) who has become obligated to sell Shareholder Stock of the Corporation hereunder shall fail to deliver such Shareholder Stock on the terms and in accordance with this Agreement, the Corporation, in addition to all other remedies it may have, may send to such obligated party by registered mail, return receipt requested, the purchase price for such Stock on the terms provided for in this Agreement. Thereupon, the Corporation, upon written notice to such Shareholder, shall cancel on its books the certificates representing the Stock to be sold; and thereupon, all of the obligated Shareholder's rights in and to such Shareholder Stock shall terminate.

     11.14  David Topp as Representative and Attorney-In-Fact.  Each of Dora
            -------------------------------------------------
Topp, Risia Wine Topp and Mark Topp hereby appoints David as such Shareholder's custodian and attorney-in-fact to act for such Shareholder in connection with the sale of the Common Stock and the other provisions contemplated by the terms hereof, including the execution and delivery of any amendments to this Agreement, and David Topp hereby accepts such appointment. It is agreed by each of such Shareholders that the arrangements made by such Shareholder hereunder are irrevocable and that the obligations of such Shareholder hereunder shall not be terminated by any acts of such Shareholder, or by operation of law, whether by death or incapacity of such Shareholder or any other party to this Agreement or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur after the execution of this Agreement and before the delivery of the sale of the shares of Common Stock, David Topp is nevertheless authorized and directed to hold and dispose of the Common Stock in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not David Topp shall have received notice of such death, incapacity or other event.

     11.15  Attorneys' Fees and Costs.  If either party seeks to enforce its
            -------------------------
rights or remedies hereunder by arbitration, the prevailing party shall be entitled to reasonable attorneys' fees, expenses, and costs incurred in connection therewith.

     11.16  VENUE.  THE PARTIES HERETO CONSENT AND AGREE THAT THE STATE OR
            -----
FEDERAL COURTS LOCATED IN MIAMI-DADE COUNTY, FLORIDA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED,

NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PARTIES HERETO FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PARTY. THE PARTIES HERETO HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

     11.17  WAIVER OF JURY TRIAL.  THE PARTIES HERETO HEREBY KNOWINGLY,
            --------------------
VOLUNTARILY AND INTENTIONALLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO ENTERING INTO THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties to this Agreement have hereunto set their names as of the date first above written.

                              TOPP TELECOM, INC.

                              By: /s/ F. J. POLLAK
                                 ----------------------------------------------
                                 F. J. Pollak
                                 President


                              TELEFONOS de MEXICO, S.A. de C.V.

                              By: /s/ ADOLFO CEREZO
                                 ----------------------------------------------
                                 Adolfo Cerezo


                              INMOBILIARIA AZTLAN, S.A. de C.V.

                              By: /s/ ADOLFO CEREZO
                                 ----------------------------------------------
                                 Adolfo Cerezo


                              CELLSTAR TELECOM, INC.

                              By: /s/ ELAINE FLUD RODRIGUEZ
                                 ----------------------------------------------
                                 Elaine Flud Rodriguez, Vice President


                              /s/ DAVID TOPP
                              -------------------------------------------------
                              David Topp


                              /s/ DAVID TOPP
                              -------------------------------------------------
                              David Topp, as attorney-in-fact for Dora Topp


                              /s/ DAVID TOPP
                              -------------------------------------------------
                              David Topp, as attorney-in-fact for Risia Wine
                              Topp


                              /s/ DAVID TOPP
                              -------------------------------------------------
                              David Topp, as attorney-in-fact for Mark Topp


                              /s/ F. J. POLLAK
                              -------------------------------------------------
                              F. J. Pollak


                              /s/ RICHARD P. ANDERSON
                              -------------------------------------------------
                              Richard P. Anderson

                                   SCHEDULE I

                                     Number of                           Percentage
   Name of Shareholder            Shares of Stock                        Ownership
------------------------       ----------------------       --------------------------------------
                               Voting      Non-voting       Voting       Non-voting       Combined
                               ------      ----------       ------       ----------       --------
David Topp*                     2,472         16,151        17.80%           5.48%           6.04%

Dora Topp                         -           18,636                         6.33%           6.04%

David Topp and Dora
 Topp, Joint Tenants
 with right of
 Survivorship                     -            5,911                         2.01%           1.92%

Mark Topp                         -            6,212                         2.11%           2.01%

Risia Topp Wine                   -            6,212                         2.11%           2.01%
                               ------        -------        -----           -----           -----
Topp Family Total               2,472         53,122        17.80%          18.04%          18.03%

F.J. Pollak*                    1,000         19,000         7.20%           6.45%           6.49%

Richard P. Anderson*              -            1,500                         0.51%           0.49%

CellStar Telecom, Inc.          2,708         57,425        19.50%          19.50%          19.50%

Inmobiliaria Aztlan,
 S.A. de C.V.                   7,708        163,442        55.50%          55.50%          55.50%
                               ======        =======        =====           =====           =====

Total                          13,888        294,489          100%            100%            100%

----------------------
*   Management Shareholders

                                      D-1